Exhibit 99.1 Puget Energy 2026 EEI Financial Conference November 8-10, 2026

Cautionary Statement Information Current as of November 4, 2026 (except as expressly noted) Except as expressly noted, the information in this presentation is current as of November 4, 2026 – the date on which Puget Energy, Inc. (“PE”) and Puget Sound Energy, Inc. (“PSE” and, together with PE, “Puget”) filed their Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 – and should not be relied upon as being current as of any subsequent date. Puget undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of PE’s 5-year Plan and related future capital expenditures; statements regarding the outcome of any legal or regulatory proceeding; as well as other statements containing words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “intends,” “projects,” “should,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including – but not limited to – the costs of compliance with regulatory and environmental laws, changes in capital market conditions, reduction in demand, low wholesale prices, operational risks, hydro and wind conditions, wildfire risk, disruption in fuel supply, and unscheduled power outages, which may result in unanticipated operating, maintenance, and repair costs. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this presentation are based on information available to Puget on the date hereof and such statements speak only as of the date hereof. Puget assumes no obligation to update any such forward- looking statement. Reference is also made to the risks and uncertainties listed in Puget’s most recent Annual Report on Form 10-K and Puget’s reports on Forms 8-K and 10-Q filed with the United States Securities and Exchange Commission (the “SEC”). Disclaimer This presentation is confidential and for your information only and is not intended to be distributed to or reviewed by anyone other than you. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy any securities. Non-GAAP Financial Measures In addition to U.S. GAAP financial measures, this presentation includes certain non-GAAP financial measures, including Adjusted Net Income and Adjusted ROE. See the reconciliation of GAAP to non-GAAP measures for Adjusted Net Income that is provided in the appendix to this presentation. 2

Company overview 3

Puget Team Members Mary Kipp Jamie Martin Michelle Vargo President & Senior Vice President & Senior Vice President Chief Executive Officer Chief Financial Officer Energy Operations Jon Piliaris Cara Peterman Tsung-Hsing Shen Vice President Chief Risk Officer & Debt Capital Markets Regulatory Affairs Corporate Treasurer Manager 4

Key Credit Highlights

- **Pure Play Vertically Integrated Utility**
  - Puget Energy ("PE") owns Puget Sound Energy ("PSE"), Washington's oldest and largest investor-owned utility, providing 99% of PE's revenue and serving 1.26 million electric customers and 883K natural gas customers[1]
- **Focused on Customers and Affordability**
  - In 2026, nearly $300M is earmarked for low-income assistance[2]
  - On track to exceed 2025's record energy-efficiency participation, expanding customer access to tools and incentives that improve affordability
  - Providing customers with $181M of Beaver Creek investment tax credit sales proceeds
- **Wildfire Risk Mitigation Progress Continues**
  - PSE's focus on wildfire risk mitigation includes expanded situational awareness, operational mitigations and a growing system hardening program
- **Clean Energy Leader**
  - PSE is a clean energy leader with a clean energy portfolio of 50.6% average 2022-2025[3] and maintains a continued focus on the clean energy transition supported by Washington's Clean Energy Transformation Act ("CETA")
- **Significant General Rate Case Focuses on safety, reliability and clean energy**
  - PSE plans over $3.2B in electric and gas system investments to strengthen safety and reliability.
  - The plan includes nearly a dozen new utility-scale wind, solar and battery projects in support of achieving CETA goals
- **Committed to Investment Grade Ratings**
  - Committed to investment grade ratings, with all ratings agencies having affirmed or acknowledged PSE's and PE's investment grade ratings with stable outlooks in February 2026

[1]Puget Annual Report on Form 10-K filed for 2025
[2]WUTC dockets UE-260713 and UG-260714
[3]Puget Sound Energy 2026 Clean Energy Compliance Report

5

PugetEnergy

Business updates 6

2026 has been a year of customer focus, clean energy progress, regulatory engagement, and financial performance

Customer Focus

- **Nearly $300M** of low-income assistance[1] earmarked for 2026
- Awarded **$40.2M DOE SPARK grant** recognizing PSE's work to modernize the regional transmission system to support reliability, future growth, and access to lower-cost energy resources
- Received **$98M** from Beaver Creek Wind investment tax credit sales in April 2026, bringing **total 2025–2026 proceeds to $181M.**

Clean Energy Progress

- Filed Clean Energy Progress Report: **50.6% clean energy in 2022–2025**, progressing toward 80% in the first compliance window starting in 2030
- On track to have **reduced our emissions by 60%** since 2019
- PSE began construction on a 130MW solar facility in Montana in October 2026. PSE anticipates the project will be online in mid-2028

Regulatory & Policy

- PSE filed a **$1.5B, three-year rate plan** that will recover costs for safety, reliability and CETA resources; **WUTC order expected January 2027**
- The State Supreme Court invalidated Initiative 2066, leaving HB 1589 in effect and preserving its framework for coordinated planning for a clean, affordable and reliable energy future.
- PSE is developing the nation's first Integrated System Plan (ISP), addressing electric and gas system needs together over a 20-year period

Financial Performance

- PE issued **inaugural hybrid notes** in March 2026, totaling **$900M**
- All rating agencies **affirmed or acknowledged PSE and PE credit ratings with stable outlooks** in Q1 2026
- On May 18, 2026, PSE and PE entered into **new five-year credit facilities**, which increased the capacity **from $1.6B to $1.8B**

[1]*WUTC dockets UE-260713 and UG-260714*

7

PugetEnergy

2026 GRC Status Update

- PSE General Rate Case filed on February 27, 2026; themes include:
  - Safe and reliable energy delivery
  - Generation investments in support of CETA and to address dispatchable capacity needs
  - Programs to help customers most in need manage their energy burden
  - Credit supportive mechanisms such as CWIP in rate base, return on PPAs, and accelerated depreciation

Multi-Year Rate Plan (As Updated in Rebuttal)

($ in millions)	2027	2028	2029	2027-2029
Electric Revenue Increase	$556	$182	$344	$1,082
Rate Increase %	13.5%	3.9%	7.0%	
Gas Revenue Increase	$188	$41	$44	$273
Rate Increase %	13.9%	2.7%	2.8%	
Authorized ROE / Equity Ratio	10.8% / 50%			

Key Intervenor Themes

- Affordability is the highest priority
- Cost projections are too high, speculative, and unsupported
- Proposal has too much fossil, too little clean energy
- PSE is bearing insufficient share of financial risk
- Proposals result in material reduction in capital, O&M, power costs, and ROE


2026 General Rate Case filed
2026 GRC Hearing
Rate Order Due
New rates go into effect
1Q26
2Q26
3Q26
4Q26
1Q27
Prehearing conference
Intervenor response testimony filed
PSE rebuttal testimony filed

8

PugetEnergy

PSE is focused on reducing the energy cost burden for customers

- Nearly $300M earmarked for energy assistance (EA) programs to low-income customers in 2026[1].
  - These programs reduce energy burden (EB) to 4.7% for recipients[2]
  - EA programs extend beyond bill help: free home weatherization, income-eligible community solar (40% of new shares reserved)
- PSE's energy efficiency programs total more than $200M and help customers use less energy and lower their bills, cost-effectively[3]
  - Residential customers can take advantage of rebates on heat pumps, insulation, and high-efficiency appliances, with enhanced Efficiency Boost rebates for income-qualified customers (~50% of customers eligible)
  - Small businesses can access no-cost energy assessments and LED upgrades, plus incentives for heating, cooling and water heating equipment

PSE Low Income Assistance Programs[1]

Row	Program	ELECTRIC	GAS	Combined E&G
1	Low Income	$151.1M	$30.8M	$181.9M
2	Bill Discount Rate	$45.1M	$10.6M	$55.6M
3	Conservation	$12.4M	$1.2M	$13.5M
4	Community Solar	$0.7M		$0.7M
5	CCA Low Income Credit		$10.3M	$10.3M
6	CCA Low Income Decarbonization		$14.8M	$14.8M
7	LIHEAP (Federal)	$8.6M	$1.5M	$10.0M
8	Warm Home Fund (Donations-based)	$1.0M	$0.2M	$1.2M
9	Other Pledges	$3.9M	$0.8M	$4.8M
10	PSE Targeted Electrification Pilot - Low Income	$1.8M	$1.8M	$3.6M
11	**Total Annual Low Income Program Spending**	**$224.6M**	**$72.0M**	**$296.5M**

Impact of EA on Median EB among **all EA Recipients**[2]



Pre EA
Post EA
Median Energy Burden
14%
12%
10%
8%
6%
4%
2%
0%
7.7%
4.7%
13.3%
9.0%
8.8%
5.5%
7.8%
7.4%
6.8%
6.2%
7.9%
6.8%
9.5%
7.1%
13.9%
10.4%
All Assistance
LIHEAP
PSE HELP
Bill Discount Rate
CCA Low Income Credit
Community Solar
Warm Home Fund
Low Income Weatherization
6% Energy Burden Threshold

9

[1]WUTC dockets UE-260713 and UG-260714
[2]Pre-filed direct testimony of Troy Hutson, PSE-Exh-TAH-1T-02-27-2026
[3]Puget Sound Energy's 2026 budget of energy efficiency programs in the 2026-2027 Biennial Conservation Plan, WUTC dockets UE-250834 & UG-250835

PugetEnergy

Washington and PSE electric rates are lower than several large East- and West-coast utilities 1 RESIDENTIAL ELECTRICITY PRICE BY STATE (2000-2024) 2 2 $162.68 $283.23 2 2 $175.68 $297.66 2 2 $331.28 $172.47 2 2 $336.38 $117.12 Historic from SEDS and EIA (2000-2024) Highest average East Coast Highest average West Coast 1 EPRI, The Energy Wallet: Figure 9, August 18, 2025 10 2 Estimated residential electric bill (800 kWh/31-day month) using published utility tariffs and rates effective October 15, 2026

Washington State Policy Update Current law requires PSE to submit a wildfire risk mitigation plan to the WUTC, and requires the WUTC to approve, deny, or approve with conditions investor-owned utility wildfire risk mitigation plans. PSE anticipates filing its next plan in 2027, Wildfire Risk after the WUTC issues rules related to these plans. Mitigation HB 2275 was proposed in the 2026 session and would establish a wildfire liability fund with unclear funding obligations Legislation subject to the creation of a new state council. The bill did not advance. The prime sponsor has been convening stakeholders for further discussions that are currently focused on requiring every utility in Washington to retain a third- party evaluation of its catastrophic wildfire risk and seek adequate coverage for that risk. In September 2026, the State Supreme Court upheld a King County Superior Court that overturned Initiative 2066, reinstating a law passed in 2024 dealing with utility planning, and reinstating the state’s building codes which severely inhibit gas in new construction. Other Policy Issues The Kitsap County PUD has put a ballot measure on the Nov. 2026 ballot to give it authority to condemn PSE's assets in Kitsap county. PSE serves approximately 130,000 customers and is resisting the ballot measure. Should it pass, the next step would be a full valuation study and likely litigation. In 2025, the Washington State Legislature took a significant shift left. Democrats control both houses with a 59–39 majority in the House of Representatives and a 30–19 majority in the Senate. Democrats also hold the Governor’s Mansion with Governor Bob Ferguson (D) serving his first year in this office. The 2026 elections will likely increase those Washington majorities. State Legislature Despite significant tax increases in the past two years, the legislature is facing a structural budget deficit. The 2027 legislative session will begin in January, and energy issues are expected to be considered. 11

Building a Reliable Cleaner Energy Future

Progressing toward 80% clean by 2030 – while building the firm capacity to keep the lights on

CLEANER

57.4%

of the electricity PSE provided to customers in 2025 came from clean energy resources

PSE's Clean Energy Progress Report in 2026, showing PSE:

- **50.6%** average share of PSE retail load served by clean energy 2022-2025, up from 30.7% in 2018-2021
- **Acquired ~2.6 GW** of new wind, solar, storage and hydro: ~1.1 GW wind, ~0.8 GW solar
- **117%** of energy-efficient target delivered: 1,089,932 MWh vs 934,337 MWh goal

CAPACITY

No coal

in power portfolio as of January 1, 2026, achieving the first major CETA milestone

- **Signed 600MW resource specified winter capacity** deal to support WRAP compliance
- **Acquired six gas turbines** for 342 MWs of additional peaking capacity. Site TBD
- **730 MW** of contracted utility-scale battery storage coming online by 2030
- **86.6 MW demand response** delivered; with 625,000 customers participating

ACTIONS

$181M

of ITCs sold in 2025 and 2026 following the successful completion of Beaver Creek. Proceeds are passed back to customers via a rate base reduction

- **Competitive procurement:** 98 proposals in the 2024 All-Source RFP
- **FAA determination of no hazard** is causing delays in wind farm construction
- **Evaluating need for new transmission** to meet region's long-term energy needs
- **Monetize** future ITCs for customer benefit
- Monitoring BPA's recent re-evaluation of EDAM to understand impacts to PSE's SPP decision

12

Source: PSE 2026 Clean Energy Compliance Report, 2026 Q3 10-Q

PugetEnergy

Wildfire Risk Overview

PSE specific considerations

- PSE continued its annual wildfire risk assessment process in 2026 using Technosylva risk models
  - Consistent with 2025, risk assessment also incorporated other factors such as ingress/egress challenges, field feedback and more
  - Resulting Priority Circuits inform infrastructure and vegetation inspections, repairs and other mitigations
- Approximately 3.9% of customers are served by Priority Circuits (~50,000 customers)
- Approximately 10% of the ~12,000-mile PSE overhead system and about 7% of the ~14,500-mile underground distribution system are designated Priority Circuits:
  - 363 miles of overhead transmission lines
  - 820 miles of overhead distribution circuits
  - 959 miles underground distribution circuits



Priority Circuit
Remaining System
WHATCOM
OKANOGAN
SNOHOMISH
CLALLAM
CHELAN
JEFFERSON
DOUGLAS
MASON
GRANT
GRAYS HARBOR
PIERCE
YAKIMA
ADAMS
PACIFIC
FRANKLIN
PUGET SOUND ENERGY
2026 Priority Circuits[1]
0 5 10 20 Mi

[1]PSE Wildfire Priority Circuits incorporate both 2026 Technosylva electric system risk bands and additional factors such as WUI, ingress/egress, fuel type, field feedback and more; certain metrics may be refined over time as data, technology, and wildfire risk management methodologies continue to evolve.

13

PugetEnergy

2026 Wildfire Risk Management Focus Areas

Annual static risk model (HFT Index)

- Annual wildfire risk ranking by our wildfire consultant, Technosylva
- Uses 20-year fire-weather data overlaid on PSE assets
- Circuits are grouped by risk: high, moderate, low, very low
- HFT index scores showed minimal change from 2025 to 2026

2026 WRM circuit prioritization

- Increased program maturity in 2026 built on the 2025 HFT methodology, retaining 2025 priority circuits while incorporating additional factors, including:
  - Moderate Fire Threat circuits
  - Wildland Urban Interface (WUI)
  - Wire-down outage history
  - Ground-fuel ignition risk

2026 actions

- Prioritization directly guided 2026 wildfire readiness actions:
  - Pre-season inspections and repairs
  - Enhanced Powerline Setting (EPS) and Public Safety Power Shutoff (PSPS) readiness
  - Targeted public awareness campaigns


Targeted customer communications
Preparing Together
Learn how to get outage alerts.
You stay informed
Learn how technology helps prevent wildfires.
We stay ahead
You ready your home
Learn what to keep on hand.
We ready the region
Learn how we strenghten the grid.

14

PugetEnergy

Wildfire Mitigation Progress

		2024 to Oct 2026
	Overhead hardening Increasing resilience of overhead infrastructure through conductor upgrades and installation of covered conductor	**26.6** MILES
	Pole replacements Distribution and transmission pole assessment/replacement based on asset condition inspections	**1,871** POLES
	Undergrounding Overhead to underground conversions and new underground installations to reduce the risk of overhead ignitions	**8.7** MILES
	Pre-season inspections, repairs, and vegetation management Annual inspections of Priority Circuits for enhanced vegetation management and asset inspection/repair	**3,246** MILES
	Camera installation High-definition A.I. smoke detection cameras	**21** CAMERAS
	Weather station installation Stations that provide more frequent, localized weather data near PSE assets and supplement public weather data	**55** STATIONS
	Gridscope device installation Pole-mounted high impedance fault and down-wire detection devices	**1,379** DEVICES

OPERATIONAL MITIGATIONS

- Continued expansion EPS[1] and SCADA enabled protective devices
- Critical Fire Wire Operating Procedures update and monthly PSPS exercises
- Vegetation work management, satellite imaging, & forest health assessment
- Updates to PSE.com outage map to support EPS[1] & PSPS communications
- Integration of a PSE meteorologist and Wildfire Liaison Managers (x2)
- Technosylva real-time and historical fuel & weather risk modeling
- Integration between Gridscope incident notifications with ADMS
- New Fire Threat Procedure for operations under encroaching wildfires

15

[1]*EPS: Enhanced Powerline Settings*

PugetEnergy

Regulatory Timeline

2024

PSE ACTION
Feb. 2024
PSE petitions WUTC for wildfire tracker

OUTSIDE AGENCY
April 2024
H.B. 1032 signed, requiring WA electric utilities to have WMPs

PSE ACTION
Oct. 2024
PSE submits most recent WMP

2025

OUTSIDE AGENCY
Jan. 2025
WUTC approves wildfire tracker

OUTSIDE AGENCY
April 2025
H.B. 1522 signed, requiring WUTC to approve, approve with conditions or reject electric utility WMPs

2026

OUTSIDE AGENCY
Late-2026[1]
Anticipated finalization of WMP rulemaking

2027

PSE ACTION
Early-2027[1,2]
Anticipated submission of updated PSE WMP

● PSE action ● Outside agency action ○ Anticipated (timing may shift)[1]

Spacing not to scale

16

[1]Indicates milestones that may shift based on regulatory decisions.
[2]WUTC must approve, approve with conditions, or reject an electric utility's WMP update within 90 days of submission.

PugetEnergy

Financial updates 17

1 PSE Revenue and Adjusted Net Income Last twelve-month (LTM) Revenue, Net Income, Revenue (9/30/26) and ROE performance have improved from ($ in millions) year-end 2025 All rating agencies affirmed or acknowledged PSE and PE credit ratings with stable outlooks in Q1 2026 Puget Sound Energy Credit Ratings Puget Energy Credit Ratings Corporate Sr. Secured Outlook Corporate Sr. Secured Outlook Adjusted Net Income & Adjusted ROE (9/30/26) BBB A- Stable BBB- BBB- Stable ($ in millions) Baa1 A2 Stable Baa3 Baa3 Stable BBB+ A Stable BBB- BBB Stable 1 Adjusted Net Income and Adjusted ROE are non-GAAP financial measures because each measure excludes unrealized gain (loss) on derivative 18 instruments. See non-GAAP financial measures disclaimer in Cautionary Statements and reconciliation in the appendix to this presentation

Growing Capex to Support System Safety, Reliability, and Clean Energy 2026-2030 capital expenditures are 1 Historical and Projected Capital Expenditures (PE) focused on: ($ in millions) Actual Projected Reliability and resiliency System safety Clean generation resources Capacity resources Grid modernization and automation Wildfire mitigation The new capital expenditure projection for 2025-2027 is $776 million higher (13%) as compared to prior forecast disclosed in the 2024 10-K 1 Excluding equity AFUDC; Puget Annual Report on Form 10-K filed for 2025 19

Debt and Liquidity Profile In March 2026, PE issued $450M of 7.000% NC5.25 and $450M of 7.250% NC10.25 Fixed-to-Fixed Reset Rate Hybrid Notes due 2056 On May 18, 2026, PSE and PE entered into new five-year (2026 to 2031) credit facilities, which increased the capacity from $1.6B to $1.8B ($1B for PSE and $800M for PE) PSE received $98.0M in Investment Tax Credits (“ITCs”) in April 2026, representing the remaining portion of sale of credits generated from the Beaver Creek Wind farm, which began commercial operations in August 2025 PSE finances the companies using internally generated cash flows, proceeds from ITC sales, debt, and owner’s equity Debt Profile (9/30/2026) ($ in millions) Liquidity Profile (9/30/2026) ($ in millions) $1,800 $1,745 -$55 $450 $800 $745 $600 $1,745 $1,745 $450 $450 $650 $1,000 $1,000 $500 $450 $400 $300 $250 $250 $162 $100 2026-2031 YTD Facilities YTD Facilities Drawn & Available Liquidity 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Facilities Drawn (PE) Commercial Paper (PSE) 9/30/2026 PSE - Sr. Secured Notes Maturity PE - Sr. Secured Notes Maturity PSE Credit Facility PE Credit Facility Total Facilities PE - Hybrid Notes - NC5.25 Coupon Reset PE - Hybrid Notes - NC10.25 Coupon Reset 20

Appendix 21

Puget Energy Overview

- Owns Washington state's oldest and largest electric and natural gas utility, Puget Sound Energy
- PSE is a regulated investor-owned utility serving 1.26M electric customers and 883K gas customers in 10 counties, covering approximately 6,000 square miles, located primarily in Western Washington[1]
- Undergoing a significant transformation focused on meeting some of the most ambitious clean energy laws in the nation, while continuing to provide safe, reliable and affordable service


WHATCOM
SKAGIT
SNOHOMISH
KITSAP
KING
KITTITAS
PIERCE
THURSTON
LEWIS
Seattle

7.98 GW	~27,000	~27,000	~3,400
Generating capacity[1] (owned & contracted) 46% renewable, 45% natural gas, 9% coal[2]	Miles of electric transmission and distribution lines[3]	Miles of natural gas pipeline and service lines[4]	Full-time equivalent employees[1]

22

[1]Puget Annual Report on Form 10-K filed for 2025
[2]PSE customers no longer receive coal-generated energy following the transfer of Colstrip Units 3 & 4 to NorthWestern Energy on January 1, 2026, and the expiration of the Centralia coal transition contract in late 2025
[3]Pre-filed direct testimony of Matt Steuerwalt, PSE-Exh-MS-1T-02-27-26
[4]Pipeline mileage figures are based on PHMSA annual reporting forms, filed in March 2026

PugetEnergy

PSE Leadership Team

Name and role	Photo	Comments	Name and role	Photo	Comments
Mary Kipp President & CEO		• Joined PSE in 2019 • 30+ years of industry experience • Previously president and CEO at El Paso Electric	**Jamie Martin** SVP and Chief Financial Officer		• Joined PSE in 2024 • 20+ years industry experience • Previously served as VP of Business Finance and Planning at PG&E
Matt Steuerwalt SVP, External Affairs		• Joined PSE in 2023 • 35+ years experience in public policy and government relations • Served in senior policy roles for two former WA Governors	**Lorna Luebbe** SVP, Chief Sustainability Officer and General Counsel		• Joined PSE in 2002 • 25+ years industry experience • Previously PSE's assistant general counsel and director of Environmental Services
Michelle Vargo SVP of Energy Operations		• Joined PSE in 2023 • 15+ years of industry experience • Previously served as Chief Operating Officer at Seattle City Light	**Aaron August** SVP, Chief Customer and Transformation Officer		• Joined PSE in 2023 • 20+ years industry experience • Previously served as VP of utility partnerships and innovation at PG&E
Craig Pospisil SVP, Chief Development Officer		• Joined PSE in 2023 • 20+ years of industry experience • Previously served as VP of Wind Development at Terra-Gen	**Raied Stanley** SVP and Chief Information Officer		• Joined PSE in 2026 • 25+ years of industry experience • Previously served as VP Information Services and CIO at Southwest Gas

23

PugetEnergy

PSE Leadership Team, cont. Name and role Photo Comments Name and role Photo Comments Josh Jacobs • Joined PSE in 1998 Jon Piliaris • Joined PSE in 2008 VP, Clean Energy VP, Regulatory Affairs • 25+ years of industry • 30+ years of industry Strategy and Planning experience experience • Previously served as PSE’s • Previously served as PSE’s director of Generation and director of Regulatory Affairs Transmission development Kim Collier • Joined PSE in 2016 Ryan Murphy • Joined PSE in 2006 VP and Chief Human VP, Gas and Electric • 15+ years of industry • 25+ years of industry Resources Officer Operations experience experience • Previously served as Deputy • Previously served as PSE’s Director of Seattle Public Director of Electric Utilities Operations 24

WUTC Commissioners

- The Washington Utilities and Transportation Commission ("WUTC") is a three-member commission appointed by Washington's governor and confirmed by the state senate for 6-year terms
- In January 2025, Brian Rybarik was appointed chair of the WUTC, replacing outgoing chair David Danner
- Ann Rendahl's term ends on January 1st, 2027; she is currently chair of the National Association of Regulatory Utility Commissioners ("NARUC")

Name, party, role, and tenure	Photo	Biography
Brian Rybarik (D) Chair 2025-2031		• Appointed by Gov. Bob Ferguson in Jan. 2025 • Most recently held leadership roles in supply chain integrity, energy, and sustainability at Microsoft • Previously held various legal and leadership roles at the MidAmerican Energy Company, Midcontinent Independent System Operator and Public Service Commission of Wisconsin
Ann Rendahl (D) Commissioner 2015-2027		• Previously served as the Director of Policy and Legislation for the WUTC (beginning 2010) • Extensive experience with the WUTC including stints as an administrative law judge, administrative law director and assistant attorney general • Rendahl's second term, which the state Senate confirmed in March 2022, expires on January 1, 2027
Milt Doumit (R) Commissioner 2022-2029		• Previously vice president of Pacific Northwest State Government Affairs for Verizon Communications • Served as chief of staff in the Washington Attorney General's Office and in roles supporting and representing the Washington State Senate

25

PugetEnergy

Non-GAAP Financials Reconciliation of PSE Net Income and ROE Numbers is Provided Below

Line	($ in millions)	2021	2022	2023	2024	2025	LTM 9/30/2026
1	Net Income	$336	$491	$131	$346	$459	$534
2	Unrealized (gain) loss on derivative instruments, net[1]	(14)	(261)	284	(34)	0	0
3	After tax impact (line 2 * (1-21%))	(11)	(206)	225	(27)	0	0
4	Adjusted net income (line 1+line 3)	$325	$285	$356	$319	$459	$534
5	Average of monthly average ("AMA") equity	$4,471	$4,632	$4,954	$5,431	$5,930	$6,364
6	Adjusted ROE (line 4/line 5)	7.3%	6.1%	7.2%	5.9%	7.7%	8.4%

- Net Income excluding after-tax unrealized gains and losses on derivative instruments is a metric that more appropriately reflects the true financial performance of the company across the years at it neutralizes the volatility of energy derivatives
- Adjusted ROE refers to PSE's return on AMA equity
- We believe that our return on AMA equity is a suitable metric for comparing return on equity ("ROE") across periods and is a relevant metric for assessing and evaluating ROE performance against our authorized regulated ROE. The AMA equity is not intended to represent the regulated equity and is a metric for evaluating the average equity invested over a period of time

26

[1]On December 19, 2024, the Washington Commission approved the Company's accounting petition in Docket No. UE-240773 to defer any incurred unrealized gains or losses on derivative instruments entered into to serve electric customers, and as such PSE has recognized regulatory assets and/or liabilities, thus deferring the unrealized gains or losses.

PugetEnergy

Non-GAAP Financials Reconciliation of S&P FFO and S&P Adjusted Debt Based on S&P's Methodology / ($ in millions) LTM 9/30/2026 Non-GAAP S&P FFO calculation: Puget Sound Energy Puget Energy Operating income $875 $875 Depreciation and amortization 852 859 Conservation amortization 200 200 Unadjusted EBITDA $1,927 $1,933 Cash payments for interest (net of capitalized interest) (330) (466) Capitalized interest (30) (30) Cash taxes paid (77) (34) Proceeds from sale of transferable tax credits 189 189 S&P adjustments: Operating leases depreciation 7 7 Imputed depreciation (power purchase agreements) 159 159 Asset-retirement obligation adjustment 7 7 Hybrid Interest Adjustment - 16 Non-GAAP S&P FFO (A) $1,853 $1,782 Non-GAAP S&P adjusted debt calculation: Long-term debt $6,460 $9,423 Short-term debt 0 55 S&P adjustments: Lease liabilities 422 422 Accessible cash and liquid investments (234) (236) Imputed debt (power purchase agreements) 1,805 1,805 Asset-retirement obligations and other 124 123 Hybrid Debt Adjustment - (450) Non-GAAP S&P adjusted debt (B) $8,577 $11,141 1 S&P FFO to Debt (A / B) 21.6% 16.0% 1 Q3 2026 LTM credit metrics are calculated internally by the company 27

Non-GAAP Financials Reconciliation of Moody’s CFO Pre-WC and Moody’s Adjusted Debt Based on Moody's Methodology / ($ in millions) LTM 9/30/2026 Non-GAAP Moody's CFO pre-WC calculation: Puget Sound Energy Puget Energy Net cash provided by (used in) operating activities $1,308 $1,229 Add back: Accounts receivable and unbilled revenue 68 69 Accounts payable (103) (102) Taxes payable (6) (7) Other current assets and liabilities 59 56 Adjusted cash flow from operations $1,326 $1,245 Moody's adjustments: Operating leases depreciation 15 15 Capitalized interest (30) (30) Pensions 3 3 Hybrid Interest Adjustment - 16 Non-GAAP Moody's CFO pre-WC - including ITC sales (A) $1,314 $1,249 Deduct: proceeds from sale of transferable tax credits (189) (189) Non-GAAP Moody's CFO pre-WC - excluding ITC sales (B) $1,125 $1,060 Non-GAAP Moody's adjusted debt calculation: Long-term debt $6,460 $9,423 Short-term debt 0 55 Moody's adjustments: Lease liabilities 422 422 Pensions 21 21 Hybrid Debt Adjustment - (450) Non-GAAP Moody's adjusted debt (C) $6,903 $9,471 1 Moody's CFO pre-WC to Debt - including ITC sales (A / C) 19.0% 13.2% 1 Moody's CFO pre-WC to Debt - excluding ITC sales (B / C) 16.3% 11.2% 28 1 Q3 2026 LTM credit metrics are calculated internally by the company

Non-GAAP Financials Reconciliation of Fitch FFO, Fitch Adjusted Interest Paid and Fitch Adjusted Debt Based on Fitch's Methodology / ($ in millions) LTM 9/30/2026 Non-GAAP Fitch FFO calculation: Puget Sound Energy Puget Energy Net cash provided by (used in) operating activities $1,308 $1,229 Add back: Accounts receivable and unbilled revenue 68 69 Accounts payable (103) (102) Taxes payable (6) (7) Other current assets and liabilities 59 56 Adjusted cash flow from operations $1,326 $1,245 Fitch adjustments: Purchased gas adjustment 54 54 Finance amortization (5) (5) Non-GAAP Fitch FFO (A) $1,375 $1,294 Non-GAAP Fitch adjusted Interest paid calculation: Cash payments for interest (net of capitalized interest) $330 $466 Capitalized interest 30 30 Fitch adjustments: Interest expense for finance lease (4) (4) Non-GAAP Fitch adjusted Interest paid (B) $356 $491 Non-GAAP Fitch adjusted debt calculation: Long-term debt $6,460 $9,423 Short-term debt 0 55 Hybrid Debt Adjustment - (450) Add back: debt discount, issuance costs and other 47 182 Non-GAAP Fitch adjusted debt (C) $6,507 $9,210 1 Fitch FFO Adjusted Leverage [C / (A +B)] 3.8x 5.2x 1 Q3 2026 LTM credit metrics are calculated internally by the company 29